UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BRUNSWICK CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V86828-P44985 BRUNSWICK CORPORATION You invested in BRUNSWICK CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 6, 2026. Vote Virtually During the Meeting* May 6, 2026 8:00 A.M. EDT Virtually at: www.virtualshareholdermeeting.com/BC2026 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Notice & Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@ proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Annual Meeting to be held on May 6, 2026 Vote by 11:59 PM ET on May 5, 2026. For shares held in an employee plan, vote by 11:59 PM ET on May 1, 2026. BRUNSWICK CORPORATION 26125 N. RIVERWOODS BLVD., SUITE 500 METTAWA, IL 60045-3420

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V86829-P44985 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. The Election to Brunswick’s Board of Directors of the ten nominees named in the Proxy Statement. Nominees: 1a. Nancy E. Cooper For 1b. David C. Everitt For 1c. Reginald Fils-Aimé For 1d. Lauren P. Flaherty For 1e. David M. Foulkes For 1f. Joseph W. McClanathan For 1g. David V. Singer For 1h. J. Steven Whisler For 1i. Roger J. Wood For 1j. MaryAnn Wright For 2. Advisory vote to approve the compensation of our Named Executive Officers. For 3. The ratification of the Audit and Finance Committee’s appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For NOTE: In their discretion, on such other business as may properly come before the meeting.